Acquisition	9 Months Ended
Sep. 30, 2012
Acquisition
2.	Acquisition

In February 2012, we purchased a perpetual software license and computer equipment from HOPS, a non-public Florida company, in a transaction valued at $3.7 million. The purchase agreement calls for a total of $4.0 million in cash payments to be made over an approximate 3 year period, beginning with an initial payment of $0.8 million which was made in February 2012, followed by quarterly payments of $0.3 million. As part of the transaction valuation, these payments were discounted to a present value using an estimate of our incremental borrowing rate. The purchase is being treated as a business combination for accounting purposes; the following table summarizes the estimated fair values of the assets acquired at the acquisition date (in thousands):

February 1, 2012
Computer equipment	$280
Identifiable intangible assets	3,400

Total identifiable assets acquired	$3,680

The following table summarizes the fair values of the intangible assets acquired from HOPS (in thousands):

February 1, 2012
Perpetual license	$3,250
Customer relationships	150

Total	$3,400

The acquired intangible assets will be amortized over their estimated useful lives, which are 5 and 4 years for the perpetual license and customer relationships, respectively.

The following represents our pro forma Consolidated Statements of Income as if HOPS had been included in our consolidated results for the three and nine months ending September 30, 2011 (in thousands, except per share data):

(unaudited)	For the Three Months Ended September 30, 2011	For the Nine Months Ended September 30, 2011
Total revenue	$42,323	$121,275
Net income available to common shareholders	$3,174	$8,964
Earnings per share attributable to common shareholders
Basic	$0.07	$0.21
Diluted	$0.07	$0.20